Exhibit 99.1

FOR IMMEDIATE RELEASE

GABLES EARNINGS BEAT CONSENSUS

        BOCA RATON, FLORIDA - May 14, 2003 - Gables Residential (NYSE:GBP) (the "Company") today reported earnings for the first quarter that exceeded consensus estimates. "We pre-announced in April that we expected our net income available to common shareholders to be $0.37 to $0.38 per share and FFO to be $0.64 to $0.65 per share.  At that time, the consensus First Call estimate was $0.60.  Actual results came in at $0.38 for net income and $0.65 for FFO, both at the high end of our revised expectations, " noted Chris Wheeler, CEO.  "Our performance exceeded expectations primarily due to better than expected property operating results.  We are also pleased to be achieving our strategic objective of producing total returns that exceed the NAREIT Apartment Index.  Our total return for the first quarter, trailing 12 months, three years and five years all exceed our benchmark."

      Net income available to common shareholders for the quarter was $9.2 million, or $0.38 per diluted share, compared to $25.8 million, or $1.04 per diluted share, for the comparable period of 2002.  During 2002, a significant amount of asset sales occurred during the first quarter.  The Company expects that sales volume for 2003 will be generally similar to volume in 2002, but that the timing of asset sales will vary.  Net income per share for the first quarter included gains from asset sales, net of minority interest, of $4.1 million, or $0.17 per diluted share, compared to $18.6 million, or $0.76 per diluted share, for the comparable period of 2002.

       Funds from operations ("FFO") for the quarter was $19.8 million, or $0.65 per diluted share, compared to $22.6 million, or $0.74 per diluted share, for the comparable period of 2002. The FFO metric excludes gain on sale of previously depreciated operating real estate assets and real estate asset depreciation and amortization.  A reconciliation of net income to FFO is included on page 12.

       This earnings release is available on Gables Residential's website at www.gables.com. . Please click on "Investor/Company Info," then on "Investor Information". On the pull-down menu for "Financial Information," click on "Earnings Releases." Or you may go directly to this web address:www.gables.com/earnings release.

       The Company will host a conference call on Thursday, May 15, 2003 at 11:00 a.m. Eastern Time.  Gables executives will discuss first-quarter earnings, current activity and the local multi-family markets.

      The conference call will be open to the public and will also be broadcast live on the Internet via Gables Residential's website at www.gables.com/webcasts Those listening by phone should call in 5-10 minutes before conference time to (800) 299-7635 and request the Gables Residential first-quarter earnings call or use the passcode 5084446.  International callers or those in the 617 area code should call (617) 786-2901.

      A playback will be available from 3:00 p.m. Eastern Time on Thursday, May 15, 2003 until midnight on Friday, May 23, 2003.  US/Canada participants should call (888) 286-8010.  International callers or those in the 617 area code should call (617) 801-6888.  The Gables playback code is 5084446.  The playback can also be accessed for 12 months following the conference call via Gables Residential's website at www.gables.com/webcasts

Operating Results for the First Quarter 2003 Compared to the First Quarter 2002

     The Company's markets and portfolio continue to feel the residual impact of the national economy's job growth contraction and related renter demand.  On a same-store basis, total revenues declined 1.3% and property operating and maintenance expense growth was 2.1%, resulting in a 3.1% reduction in net operating income ("NOI").  These results were better than the Company's original expectations.  A detail of the same-store results by market is presented on page 13.

     Disposition and Investment Activity

      In February, the Company sold its Gables Green Oaks community in Dallas, comprised of 300 apartment homes, for a total of $18.9 million.  The Company recorded a gain on sale associated with the disposition of $5.0 million, or $4.1 million net of minority interest, equating to $0.17 per diluted share.

      In February, the Company acquired Gables West Avenue, a 239 apartment home community in Austin, for $30.2 million.  Also during the quarter, the Company began construction on four communities:  Gables Grandview, with 458 apartment homes in Austin; Gables Augusta, with 312 apartment homes in Houston; Gables Floresta, with 311 apartment homes in South Florida; and Gables Beach Park, with 166 apartment homes in Tampa.  Total development costs are budgeted at $148 million for these four communities comprised of 1,247 apartment homes.  "Our research indicates that operating fundamentals are poised for a recovery in a number of our markets during the next 18 to 24 months.  Our new developments will generate stabilized income streams late in 2004 and in 2005 and will capitalize on this recovery potential," noted Mr. Wheeler, CEO.

      Gables West Park Village I, with 320 apartment homes in Tampa, completed lease-up during the quarter.  In addition, the Company expects that the following three communities will all complete lease-up during the second quarter: Gables Paces, with 80 apartment homes in Atlanta; Gables North Village, with 315 apartment homes in Orlando; and Gables Metropolitan II, with 274 apartment homes in Atlanta.

Preferred Share Offering

      On May 8, 2003, the Company closed a $75 million offering of its 7.5% Series D Cumulative Redeemable Preferred Shares.  The shares are redeemable at the discretion of the Company on or after May 8, 2008.  Proceeds of the offering were used to pay down borrowings under the Company's unsecured lines of credit that are being utilized for its acquisition and development activities discussed above.  "Accessing the preferred market was part of our capital plan for this year.  We are pleased with the execution, which set a new benchmark for Gables," noted Mr. Wheeler.

S&P SmallCap 600 Index

      During the quarter, the Company was selected for inclusion in the S&P SmallCap 600 Index.  The Company believes inclusion in the index will enhance its risk-adjusted total return profile by enhancing the stability of its stock price.  Inclusion in the index should also have a positive impact on daily trading volume and attract more institutional investors.

Corporate Governance

      During the annual shareholder meeting on May 13, 2003, the Company announced the re-election of Ms. Lauralee E. Martin and Mr. Mike E. Miles as trustees.  During the first quarter, the Company indicated Mr. C. Jordan Clark would not stand for re-election in order to create an opening for an additional trustee who is independent of management.  The Nominating and Corporate Governance Committee has initiated the selection process.

Industry Recognition

      Subsequent to quarter-end, the Company announced that its corporate-housing division, Gables Corporate Accomodations ("GCA") was the recipient of the 2002 "Tower of Excellence Company of the Year" Award.  The award was presented by the Corporate Housing Providers Association ("CHPA") at their recent national convention in San Diego.  The Tower of Excellence Company of the Year honor is awarded for excellence in the furnished-apartment business, especially with regard to outstanding financial results and guest service standards, as well as significant contributions to the furnished-apartment industry at the national, regional and local level.  Chris Wheeler, CEO, said, "Our corporate accommodations division is most deserving of this award.  In the challenging 2002 economic climate, GCA was able to increase year-over-year revenue by 24% while still receiving high marks from our clients for its customer service.  Providing furnished apartment homes is an important complement to managing our own apartment communities and adds value for the owners of fee-managed communities as well."

Earnings Guidance

      The Company's guidance for the second quarter of 2003 and the full year 2003 for net income and FFO on a diluted per share basis is disclosed and reconciled below:

Second Quarter 2003:	Range
	Low-End	High-End
Expected net income	$0.14	$0.16
Add: Expected real estate asset depreciation and amortization	0.45	0.45
Less: Expected gain on sale of previously depreciated operating real estate assets	0.00	0.00
Expected funds from operations (FFO)	$0.59	$0.61

Same-Store Operating Assumptions to the Company's Guidance (1):
Total property revenues	(2.0%)	(1.0%)
Property operating and maintenance expenses	4.0%	3.0%
Property net operating income (NOI)	(5.0%)	(3.0%)

(1) Represents the change from the second quarter 2002 to the second quarter 2003.

Full Year 2003:	Range
	Low-End	High-End
Expected net income	$1.16	$1.45
Add: Expected real estate asset depreciation and amortization	1.76	1.76
Less: Expected gain on sale of previously depreciated operating real estate assets	-0.49	-0.66
Expected funds from operations (FFO)	$2.43	$2.55

Same-Store Operating Assumptions to the Company's Guidance (2):
Total property revenues	(1.0%)	0.0%
Property operating and maintenance expenses	2.25%	1.5%
Property net operating income (NOI)	(2.5%)	(0.5%)

(2) Represents the change from 2002 to 2003.

Discontinued Operations

      The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lives Assets," effective January 1, 2002.  This standard requires, among other things, that operating results of real estate assets sold subsequent to January 1, 2002, that the Company has no continuing involvement with, be reflected as discontinued operations in the statements of operations for all periods presented.  The Company sells assets in the normal course of business as part of its self-funding capital strategy.  The Company expects to reclassify historical operating results whenever necessary in order to comply with the requirements of SFAS No. 144.

Earnings Release Supplements

     The Company produces Earnings Release Supplements ("the Supplements") that provide detailed information regarding the financial position and operating results of the Company.  These Supplements are available via the Company's website and through e-mail distribution. Access to the Supplements through the Company's website is available at www.gables.com/financialreports.  If you would like to receive future press releases via e-mail, please register through the Company's website at www.gables.com/mailalerts. Some items referenced in the earnings release may require the Adobe Acrobat 4.0 Reader. If you do not have Adobe Acrobat 4.0 Reader, you may download it at the following website: www/adobe.com/products/acrobat/readstep.html.

Non-GAAP Financial Measures and Other Terms

       This release, including the Supplements, contains certain non-GAAP financial measures and other terms.  The Company's definition and calculation of these non-GAAP financial measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable.  The non-GAAP financial measures referred to below should not be considered as alternatives to net income or other GAAP measures as indicators of our performance.  Additional information regarding these items and other non-GAAP financial measures and other terms used in this release, including the Supplements, can be found elsewhere herein.

     Funds from Operations (FFO) is used by industry analysts and investors as a supplemental operating performance measure of an equity real estate investment trust ("REIT").  The Company calculates FFO in accordance with the definition that was adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  FFO, as defined by NAREIT, represents net income (loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus certain non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

       Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.  Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income.  The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful.  Management generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company (although it should be reviewed in conjunction with net income which remains the primary measure of performance) because by excluding gains or losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.

     Adjusted Funds From Operations (AFFO) represents funds from operations less recurring value retention capital expenditures.  Because FFO excludes real estate asset depreciation and amortization expense, AFFO represents a useful supplemental measure of the performance of the Company's operating results because it takes into consideration recurring value retention capital expenditures.

    Recurring Value Retention Capital Expenditures represent costs typically incurred every year during the life of a community, such as expenditures for carpet, vinyl flooring, appliances, mechanical equipment and fixtures.  To the extent such costs are incurred in connection with a major renovation of a community they are excluded from this item.

     Non-recurring Capital Expenditures represent costs that are generally incurred in connection with a major project impacting an entire community, such as roof replacement, parking lot resurfacing, exterior painting and siding replacement.  These costs are not incurred on a regular basis and may not occur or re-occur during the anticipated hold period of an asset.  To the extent such costs are incurred in connection with a major renovation of a community they are excluded from this item.

      Value Enhancing Capital Expenditures represent costs for which an incremental value is expected to be achieved from increasing the NOI potential for a community or recharacterizing the quality of the income stream with an anticipated reduction in potential sales cap rate for items such as replacement of wood siding with a masonry based hardi-board product, amenity upgrades and additions, installation of security gates and additions of covered parking.  To the extent such costs are incurred in connection with a major renovation of a community they are excluded from this item.

      Property Net Operating Income (NOI) is used by industry analysts, investors and Company management to measure operating performance of the Company's properties.  NOI represents total property revenues less property operating and maintenance expenses (as reflected in the accompanying statements of operations).  Accordingly, NOI excludes certain expenses included in the determination of net income such as property management and other indirect operating expenses, interest expense and depreciation and amortization expense.  These items are excluded from NOI in order to provide results that are more closely related to a property's results of operations.  Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level.  As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance.  Real estate asset depreciation and amortization is excluded from NOI for the same reasons that it is excluded from FFO pursuant to NAREIT's definition.

     Stabilized Occupancy is defined as the earlier to occur of (i) 93% physical occupancy or (ii) one year after completion of construction.  For purposes of evaluating comparative operating performance, the Company categorizes its operating communities based on the period each community reaches stabilized occupancy.  For purposes of the period-end community charts, once a community has reached a stabilized occupancy level it is reclassified from the Development/Lease-up Communities chart to the Stabilized Communities chart.

      EBITDA represents net income available to common shareholders before interest expense and credit enhancement fees, preferred dividends, income taxes, depreciation, amortization, minority interest, gain on sale of real estate assets, long-term compensation expense, extraordinary items and unusual items, all from both continuing and discontinued operations, as applicable.  Management generally considers EBITDA to be an appropriate supplemental measure to net income of the operating performance of the Company because it helps investors to understand the ability of the Company to incur and service its debt and preferred stock obligations.

Forward-Looking Statements

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release, including the supplements, contains forward-looking statements within the meaning of federal securities laws.  These forward-looking statements reflect the Company's current views with respect to the future events or financial performance discussed in this release, based on management's beliefs and assumptions and information currently available.  When used, the words "believe", "anticipate", "estimate", "project", "should", "expect" and similar expressions that do not relate solely to historical matters identify forward-looking statements.  Forward-looking statements in this release include, without limitation, statements relating to the Company's ability to produce total returns through monthly dividends and share price changes that exceed the NAREIT apartment sector index and the Company's ability to achieve its expectations for second quarter 2003 and full year 2003 earnings.  Forward-looking statements are subject to risks, uncertainties and assumptions and are not guarantees of future events or performance, which may be affected by known and unknown risks, trends and uncertainties.  Should one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those anticipated, projected or implied.  Factors that may cause such a variance include, among others:  local and national economic and market conditions, including changes in occupancy rates, rental rates, and job growth; the demand for apartment homes in the Company's current and proposed markets; the uncertainties associated with the Company's current real estate development, including actual costs exceeding the Company's budgets; changes in construction costs; construction delays due to the unavailability of materials or weather conditions; the failure to sell properties on favorable terms, in a timely manner or at all; the failure of acquisitions to yield anticipated results; the cost and availability of financing; changes in interest rates; competition; the effects of the Company's accounting and other policies; and additional factors discussed from time to time in the Company's filings with the Securities and Exchange Commission.  The Company expressly disclaims any responsibility to update forward-looking statements.

About Gables

     With a mission of Taking Care of the Way People Live ® , Gables Residential has received national recognition for excellence in the management, development, acquisition and construction of luxury multi-family communities in high job growth markets. The Company's strategic objective is to produce total returns through monthly dividends and share price changes that exceed the NAREIT apartment sector index.

     The Company has a research-driven strategy focused on markets characterized by high job growth and resiliency to national economic downturns. Within these markets, the Company targets Established Premium Neighborhoods ™ ("EPNs"), generally defined as areas with high per square foot prices for single-family homes. By investing in resilient, demand-driven markets and EPN locations with barriers to entry, the Company expects to achieve its strategic objective.

     As of March 31, 2003, the Company managed 41,461 apartment homes in 154 communities, owned 81 communities with 22,765 stabilized apartment homes primarily in Atlanta, Houston, South Florida, Austin, Dallas, Tampa and Washington, DC and had an additional 12 communities with 3,057 apartment homes under development or lease-up. For further information, please contact Investor Relations at (800) 371-2819 or access Gables Residential's website at www.gables.com.

-11-
GABLES RESIDENTIAL
Consolidated Statements of Operations
March 31, 2003
(Unaudited and amounts in thousands, except for per share data)

	Three months ended
	March 31,
	2003	2002
Revenues:
Rental revenues	$ 53,631	$ 52,460
Other property revenues	2,836	2,899
Total property revenues	56,467	55,359

Property management revenues	1,849	1,815
Ancillary services revenues	1,873	2,545
Interest income	73	61
Other revenues	46	43
Total other revenues	3,841	4,464

Total revenues	60,308	59,823

Expenses:
Property operating and maintenance (exclusive of items shown below)	19,769	18,630
Real estate asset depreciation and amortization	13,016	11,653
Property management - owned	1,660	1,957
Property management - third party	1,826	1,677
Ancillary services	1,225	1,471
Interest expense and credit enhancement fees	11,479	10,119
Amortization of deferred financing costs	424	257
General and administrative	2,333	1,922
Corporate asset depreciation and amortization	342	453
Total expenses	52,074	48,139

Income from continuing operations before equity in income of joint ventures,
gain on sale and minority interest	8,234	11,684

Equity in income of joint ventures	95	1,888
Gain on sale of previously depreciated operating real estate assets	-	17,906
Gain on sale of land and development rights	-	1,339
Minority interest of common unitholders in Operating Partnership	(1,226)	(5,749)
Minority interest of preferred unitholders in Operating Partnership	(1,078)	(1,078)

Income from continuing operations	6,025	25,990

Operating income (loss) from discontinued operations, net of minority interest	(8)	443
Gain on disposition of discontinued operations, net of minority interest	4,075	1,763
Income from discontinued operations, net of minority interest	4,067	2,206

Net income	10,092	28,196

Dividends to preferred shareholders	(844)	(2,443)

Net income available to common shareholders	$ 9,248	$ 25,753

Weighted average number of common shares outstanding - basic	24,495	24,520
Weighted average number of common shares outstanding - diluted	30,337	30,670

Per Common Share Information-Basic:
Income from continuing operations (net of preferred dividends)	$ 0.21	$ 0.96
Income from discontinued operations, net of minority interest	$ 0.17	$ 0.09
Net income available to common shareholders	$ 0.38	$ 1.05

Per Common Share Information-Diluted:
Income from continuing operations (net of preferred dividends)	$ 0.21	$ 0.96
Income from discontinued operations	$ 0.17	$ 0.09
Net income available to common shareholders	$ 0.38	$ 1.04

-12-
GABLES RESIDENTIAL
Funds From Operations and Adjusted Funds From Operations
March 31, 2003
(Unaudited and amounts in thousands, except for per share data)

	Three months ended
	March 31,
	2003	2002

Net income available to common shareholders	$ 9,248	$ 25,753

Minority interest of common unitholders in Operating Partnership:
Continuing operations	1,226	5,749
Discontinued operations	965	543
Total	2,191	6,292

Real estate asset depreciation and amortization:
Wholly-owned real estate assets - continuing operations	13,016	11,653
Wholly-owned real estate assets - discontinued operations	49	385
Joint venture real estate assets	340	402
Total	13,405	12,440

Gain on sale of previously depreciated operating real estate assets:
Wholly-owned real estate assets - continuing operations	-	(17,906)
Wholly-owned real estate assets - discontinued operations	(5,042)	(2,198)
Joint venture real estate assets	-	(1,754)
Total	(5,042)	(21,858)

Funds from operations	$ 19,802	$ 22,627

Recurring value retention capital expenditures:
Carpet and flooring	1,159	1,212
Appliances	167	152
Other additions and improvements	1,143	1,470
Total	2,469	2,834

Adjusted funds from operations	$ 17,333	$ 19,793

Average common shares and units outstanding - basic	30,300	30,505
Average common shares and units outstanding - diluted	30,337	30,670

Per common share data - basic:
Funds from operations	$ 0.65	$ 0.74
Adjusted funds from operations	$ 0.57	$ 0.65

Per common share data - diluted:
Funds from operations	$ 0.65	$ 0.74
Adjusted funds from operations	$ 0.57	$ 0.65

Common shares and units outstanding reconciliation:
Average common shares and units outstanding - basic	30,300	30,505
Incremental shares from assumed conversions of:
Stock options	28	160
Other	9	5
Average common shares and units outstanding - diluted	30,337	30,670

-13-
GABLES RESIDENTIAL
Results of Property Operations - First Quarter Comparisons
March 31, 2003
(Unaudited and amounts in thousands, except for property data)

The combined operating performance for all of the Company's wholly-owned communities that are included in continuing operations for the quarters ended March 31, 2003 ("1Q 2003") and March 31, 2002 ("1Q 2002") is as follows:

					1Q 2003	1Q 2002	$ Change	% Change
Rental and other property revenues:
Same-store communities (1)					$ 46,652	$ 47,285	$ (633)	-1.3%	(A)
Triple net master lease communities					1,646	1,646	-	0.0%
Communities stabilized in 1Q 2003, but not in 1Q 2002					2,410	1,044	1,366	130.8%
Development and lease-up communities					1,639	624	1,015	162.7%
Renovation communities (2)					3,737	3,862	(125)	-3.2%
Acquired communities (2)					383	-	383	-
Sold communities (2)					-	898	(898)	-100.0%
Total property revenues					$ 56,467	$ 55,359	$ 1,108	2.0%

Property operating and maintenance expenses (3):
Same-store communities (1)					$ 16,407	$ 16,076	$ 331	2.1%	(A)
Triple net master lease communities					-	-	-	-
Communities stabilized in 1Q 2003, but not in 1Q 2002					964	538	426	79.2%
Development and lease-up communities					762	297	465	156.6%
Renovation communities (2)					1,483	1,443	40	2.8%
Acquired communities (2)					153	-	153	-
Sold communities (2)					-	276	(276)	-100.0%
Total property operating and maintenance expenses					$ 19,769	$ 18,630	$ 1,139	6.1%

Property net operating income ("NOI") (4):
Same-store communities (1)					$ 30,245	$ 31,209	$ (964)	-3.1%	(A)
Triple net master lease communities					1,646	1,646	-	0.0%
Communities stabilized in 1Q 2003, but not in 1Q 2002					1,446	506	940	185.8%
Development and lease-up communities					877	327	550	168.2%
Renovation communities (2)					2,254	2,419	(165)	-6.8%
Acquired communities (2)					230	-	230	-
Sold communities (2)					-	622	(622)	-100.0%
Total property NOI					$ 36,698	$ 36,729	$ (31)	-0.1%

Property NOI as a percentage of total property revenues					65.0%	66.3%	-	-1.3%

(1) Communities that were owned and fully stabilized throughout both 1Q 2003 and 1Q 2002 ("same-store").
(2) Communities that were in renovation, acquired, or sold subsequent to January 1, 2002, as applicable.
(3) Represents direct property operating and maintenance expenses as reflected in the Company's consolidated statements of operations and excludes certain expenses included in the determination of net income such as property management and other indirect operating expenses, interest expense and depreciation and amortization expense.
(4) Calculated as total property revenues less property operating and maintenance expenses as reflected above.

(A) Additional information for the 63 same-store communities by market is as follows:

	Number of	% of	Physical
	Apartment	1Q 2003	Occupancy	% Change from 1Q 2002 to 1Q 2003 in
Market	Homes	NOI	in 1Q 2003	Occupancy	Revenues	Expenses	NOI

South Florida	4,377	29.7%	95.4%	0.7%	0.0%	-1.5%	0.7%
Houston	4,934	26.9%	95.5%	0.9%	1.4%	4.1%	-0.1%
Atlanta	3,613	18.0%	93.7%	2.0%	-5.6%	4.0%	-10.2%
Austin	1,677	11.2%	93.9%	2.8%	-4.4%	2.7%	-8.1%
Dallas	1,123	7.7%	95.8%	-0.4%	-3.3%	0.8%	-5.5%
Washington, D.C.	82	1.6%	98.5%	5.2%	9.1%	11.8%	8.1%
Other	1,243	4.9%	90.6%	0.1%	0.8%	1.2%	0.6%
Totals	17,049	100.0%	94.7%	1.2%	-1.3%	2.1%	-3.1%

GABLES RESIDENTIAL				-14-
Results of Property Operations - Sequential Quarter Comparisons
March 31, 2003
(Unaudited and amounts in thousands, except for property data)

The combined operating performance for all of the Company's wholly-owned communities that are included in continuing operations for the quarters ended March 31, 2003 ("1Q 2003") and December 31, 2002 ("4Q 2002") is as follows:

					1Q 2003	4Q 2002	$ Change	% Change
Rental and other property revenues:						(1)
Same-store communities (2)					$ 46,652	$ 46,424	$ 228	0.5%	(A)
Triple net master lease communities					1,646	1,646	-	0.0%
Communities stabilized in 1Q 2003, but not in 4Q 2002					2,410	2,298	112	4.9%
Development and lease-up communities					1,639	1,327	312	23.5%
Renovation communities (3)					3,737	3,561	176	4.9%
Acquired communities (3)					383	-	383	-
Sold communities (3)					-	-	-	-
Total property revenues					$ 56,467	$ 55,256	$ 1,211	2.2%

Property operating and maintenance expenses (4):
Same-store communities (2)					$ 16,407	$ 16,462	$ (55)	-0.3%	(A)
Triple net master lease communities					-	-	-	-
Communities stabilized in 1Q 2003, but not in 4Q 2002					964	939	25	2.7%
Development and lease-up communities					762	692	70	10.1%
Renovation communities (3)					1,483	1,547	(64)	-4.1%
Acquired communities (3)					153	-	153	-
Sold communities (3)					-	-	-	-
Total property operating and maintenance expenses					$ 19,769	$ 19,640	$ 129	0.7%

Property net operating income ("NOI") (5):
Same-store communities (2)					$ 30,245	$ 29,962	$ 283	0.9%	(A)
Triple net master lease communities					1,646	1,646	-	0.0%
Communities stabilized in 1Q 2003, but not in 4Q 2002					1,446	1,359	87	6.4%
Development and lease-up communities					877	635	242	38.1%
Renovation communities (3)					2,254	2,014	240	11.9%
Acquired communities (3)					230	-	230	-
Sold communities (3)					-	-	-	-
Total property NOI					$ 36,698	$ 35,616	$ 1,082	3.0%

Property NOI as a percentage of total property revenues					65.0%	64.5%	-	0.5%

(1) The results reported for 4Q 2002 in the earnings release dated February 5, 2003 have been restated to reflect the results of Gables Green Oaks from continuing operations to discontinued operations pursuant to SFAS No. 144. Gables Green Oaks was sold in February 2003 and contributed
$670 in total property revenues, $310 in property operating and maintenance expenses and $360 in property NOI to the 4Q 2002 results.
(2) Communities that were owned and fully stabilized throughout both 1Q 2003 and 4Q 2002 ("same-store").
(3) Communities that were in renovation, acquired, or sold subsequent to October 1, 2002, as applicable.
(4) Represents direct property operating and maintenance expenses as reflected in the Company's consolidated statements of operations and excludes certain expenses included in the determination of net income such as property management and other indirect operating expenses, interest expense and depreciation and amortization expense.
(5) Calculated as total property revenues less property operating and maintenance expenses as reflected above.

(A) Additional information for the 63 same-store communities by market is as follows:

	Number of	% of	Physical
	Apartment	1Q 2003	Occupancy	% Change from 4Q 2002 to 1Q 2003 in
Market	Homes	NOI	in 1Q 2003	Occupancy	Revenues	Expenses	NOI

South Florida	4,377	29.7%	95.4%	0.7%	1.4%	-7.3%	6.1%
Houston	4,934	26.9%	95.5%	0.8%	0.0%	1.6%	-0.9%
Atlanta	3,613	18.0%	93.7%	0.2%	0.9%	-7.7%	6.4%
Austin	1,677	11.2%	93.9%	-0.6%	-0.7%	18.1%	-9.3%
Dallas	1,123	7.7%	95.8%	-0.7%	-1.6%	15.2%	-9.1%
Washington, D.C.	82	1.6%	98.5%	2.3%	1.2%	-3.5%	3.0%
Other	1,243	4.9%	90.6%	-0.2%	2.6%	-1.7%	5.9%
Totals	17,049	100.0%	94.7%	0.4%	0.5%	-0.3%	0.9%

GABLES RESIDENTIAL	-15-
Consolidated Statements of Operations - SFAS No. 144
March 31, 2003
(Unaudited and amounts in thousands)

	Three months ended			Three months ended

March 31, 2003

March 31, 2002

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144
Revenues:
Rental revenues	$ 53,631	$ 209	$ 53,840	$ 52,460	$ 1,728	$ 54,188
Other property revenues	2,836	14	2,850	2,899	130	3,029
Total property revenues	56,467	223	56,690	55,359	1,858	57,217
Property management revenues	1,849	-	1,849	1,815	-	1,815
Ancillary services revenues	1,873	-	1,873	2,545	-	2,545
Interest income	73	-	73	61	-	61
Other revenues	46	-	46	43	-	43
Total other revenues	3,841	-	3,841	4,464	-	4,464
Total revenues	60,308	223	60,531	59,823	1,858	61,681

Expenses:
Property operating and maintenance (exclusive of items shown below)	19,769	148	19,917	18,630	726	19,356
Real estate asset depreciation and amortization	13,016	49	13,065	11,653	385	12,038
Property management - owned	1,660	-	1,660	1,957	-	1,957
Property management - third party	1,826	-	1,826	1,677	-	1,677
Ancillary services	1,225	-	1,225	1,471	-	1,471
Interest expense and credit enhancement fees	11,479	36	11,515	10,119	196	10,315
Amortization of deferred financing costs	424	-	424	257	-	257
General and administrative	2,333	-	2,333	1,922	-	1,922
Corporate asset depreciation and amortization	342	-	342	453	-	453
Total expenses	52,074	233	52,307	48,139	1,307	49,446

Income from continuing operations before equity in income of joint ventures,
gain on sale and minority interest	8,234	233	8,467	11,684	1,307	12,991

Equity in income of joint ventures	95	-	95	1,888	-	1,888
Gain on sale of previously depreciated operating real estate assets	-	5,042	5,042	17,906	2,198	20,104
Gain on sale of land and development rights	-	-	-	1,339	-	1,339
Minority interest of common unitholders in Operating Partnership	(1,226)	(965)	(2,191)	(5,749)	(543)	(6,292)
Minority interest of preferred unitholders in Operating Partnership	(1,078)	-	(1,078)	(1,078)	-	(1,078)
					-
Income from continuing operations	6,025	4,067	10,092	25,990	2,206	28,196

Operating income (loss) from discontinued operations, net of minority interest	(8)	8	-	443	(443)	-
Gain on disposition of discontinued operations, net of minority interest	4,075	(4,075)	-	1,763	(1,763)	-

Income from discontinued operations, net of minority interest	4,067	(4,067)	-	2,206	(2,206)	-

Net income	10,092	-	10,092	28,196	-	28,196

Dividends to preferred shareholders	(844)	-	(844)	(2,443)	-	(2,443)

Net income available to common shareholders	$ 9,248	$ -	$ 9,248	$ 25,753	$ -	$ 25,753

The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," effective January 1, 2002. This standard requires, among other things, that operating results of certain real estate assets which have been sold subsequent to January 1, 2002, or otherwise qualify as held for disposition (as defined by SFAS
No. 144), be reflected as discontinued operations in the statements of operations for all periods presented. The Company sold three wholly-owned operating real estate assets during the first quarter of 2002, one wholly-owned operating real estate asset during the fourth quarter of 2002, and one wholly-owned operating real estate asset during the first quarter of 2003. The Company retained management of two of the assets sold during the first quarter of 2002. Due to the Company's continuing involvement with the operations of the two assets sold that the Company retained management of, the operating results of these assets are included in continuing operations. The operating results for the three remaining wholly-owned assets sold during the first and fourth quarters of 2002 and the first quarter of 2003 for which the Company did not retain management are are reflected as discontinued operations in the statements of operations for all periods presented. Interest expense has been allocated to the results of the discontinued operations in accordance with EITF No. 87-24.

The above table presents the results as reported pursuant to SFAS No. 144, the results of the three assets included in discontinued operations, and the results before the impact of SFAS No. 144 for the three months ended March 31, 2003 and 2002, respectively. The results before the impact of SFAS No. 144 are presented and reconciled here to facilitate reconciliation to items included elsewhere within the release that include results attributable to both continuing and discontinued operations.

GABLES RESIDENTIAL	-16-
Results of Joint Venture Operations
March 31, 2003
(Unaudited and amounts in thousands, except for property data)

The Company's share of the operating results for the communities owned by unconsolidated joint ventures in which it has an interest during the quarters ended March 31, 2003 ("1Q 2003") and March 31, 2002 ("1Q 2002") is as follows:

Company's share of joint venture results:

                                      1Q 2003

	Stabilized	Lease-up	Sales		Total
	(1)	(2)	(3)	Total	1Q 2002
Rental and other property revenues	$ 782	$ 364	$ -	$ 1,146	$ 1,438
Property operating and maintenance expenses
(exclusive of items shown separately below)	(327)	(141)	-	(468)	(616)
Property net operating income (NOI)	$ 455	$ 223	$ -	$ 678	$ 822
Interest expense and credit enhancement fees	(151)	(56)	-	(207)	(252)
Amortization of deferred costs	(5)	(11)	-	(16)	(23)
Other	(18)	(2)	-	(20)	(11)
Funds from operations (FFO)	$ 281	$ 154	$ -	$ 435	$ 536
Gain on sale of previously depreciated operating
real estate assets	-	-	-	-	1,754
Real estate asset depreciation	(214)	(126)	-	(340)	(402)
Equity in income of joint ventures	$ 67	$ 28	$ -	$ 95	$ 1,888

Number of operating communities	6	3	-	9	11
Number of apartment homes in operating communities	2,084	891	-	2,975	3,618
Average percent occupied during the period	90%	55%	-	80%	82%
(1) Communities that were owned and fully stabilized throughout 1Q 2003.
(2) Communities in the development and/or lease-up phase that were not fully stabilized during all or any of 1Q 2003.
(3) Communities that were sold subsequent to January 1, 2003.

GABLES RESIDENTIAL -17-
EBITDA, Debt Service, Preferred Dividends and Coverage Ratios
March 31, 2003
(Unaudited and amounts in thousands, except for per share data)

	Three months ended
	March 31,
	2003	2002
Reconciliations from continuing and discontinued operations:

Net income available to common shareholders	$ 9,248	$ 25,753
Dividends to preferred shareholders	844	2,443
Minority interest of preferred unitholders in Operating Partnership	1,078	1,078
Minority interest of common unitholders in Operating Partnership	2,191	6,292
Interest expense and credit enhancement fees	11,515	10,315
Long-term compensation expense	386	355
Gain on sale of previously depreciated operating real estate assets:
Wholly-owned real estate assets	(5,042)	(20,104)
Joint venture real estate assets	-	(1,754)
Gain on sale of land and development rights	-	(1,339)
Total gain on sale of real estate assets	(5,042)	(23,197)
Real estate asset depreciation and amortization:
Wholly-owned real estate assets	13,065	12,038
Joint venture real estate assets	340	402
Corporate asset depreciation	342	453
Amortization of deferred costs:
Wholly-owned real estate assets	424	257
Joint venture real estate assets	16	23
Total depreciation and amortization expense	14,187	13,173

EBITDA (a)	$ 34,407	$ 36,212

Interest expense and credit enhancement fees (b)	$ 11,515	$ 10,315
Regularly scheduled principal amortization payments	528	1,092
Total debt service ( c)	$ 12,043	$ 11,407

Dividends to preferred shareholders	$ 844	$ 2,443
Minority interest of preferred unitholders in Operating Partnership	1,078	1,078
Total preferred dividends (d)	$ 1,922	$ 3,521

Capitalized interest	$ 2,103	$ 2,423
Capitalized interest funded by construction loans included
in capitalized interest above	$ 46	$ -

EBITDA coverage ratios excluding capitalized interest:
Interest expense and credit enhancement fees (a)/(b)	2.99	3.51
Debt service (a)/( c)	2.86	3.17
Debt service and preferred dividends (a)/(( c)+(d))	2.46	2.43

GABLES RESIDENTIAL -18-
Consolidated Balance Sheets
March 31, 2003
(Unaudited and amounts in thousands, except for per share data)

	March 31,	December 31,
	2003	2002
ASSETS:
Real estate assets:
Land	$ 249,429	$ 250,095
Buildings	1,275,786	1,259,232
Furniture, fixtures and equipment	132,253	130,547
Construction in progress	150,856	129,159
Investment in joint ventures	12,310	12,423
Undeveloped land	13,271	12,951
Real estate assets before accumulated depreciation	1,833,905	1,794,407
Less: accumulated depreciation	(275,567)	(266,139)
Net real estate assets	1,558,338	1,528,268

Cash and cash equivalents	9,707	6,281
Restricted cash	5,622	7,632
Deferred financing costs, net	6,176	5,555
Other assets, net	36,499	36,198
Total assets	$ 1,616,342	$ 1,583,934

LIABILITIES AND SHAREHOLDERS' EQUITY:
Notes payable	$ 1,014,873	$ 958,574
Accrued interest payable	6,729	14,081
Preferred dividends payable	1,217	1,834
Real estate taxes payable	7,818	16,172
Accounts payable and accrued expenses - construction	8,947	7,275
Accounts payable and accrued expenses - operating	15,713	18,814
Security deposits	4,207	4,133
Total liabilities	1,059,504	1,020,883

Minority interest of common unitholders in Operating Partnership	88,365	89,882
Minority interest of Series B preferred unitholders in Operating Partnership	50,192	50,192
Series Z Preferred Shares at $25.00 liquidation preference,
180 shares issued and outstanding	4,500	4,500

Shareholders' equity:
Excess shares, $0.01 par value, 51,000 shares authorized	-	-
Preferred shares, $0.01 par value, 20,000 shares authorized,
Series C Preferred Shares at $25.00 liquidation preference,
1,600 shares issued and outstanding	40,000	40,000
Series Z Preferred Shares and Series B Preferred Units,
exchangeable into Series B Preferred Shares, reported above	-	-
Common shares, $0.01 par value, 100,000 shares authorized,
28,878 and 28,856 shares issued at March 31, 2003 and
December 31, 2002, respectively	289	289
Additional paid-in capital	480,813	485,694
Treasury shares at cost, 4,338 and 4,385 common shares at
March 31, 2003 and December 31, 2002, respectively	(105,140)	(106,190)
Deferred long-term compensation	(2,181)	(1,316)
Accumulated earnings	-	-
Total shareholders' equity	413,781	418,477
Total liabilities and shareholders' equity	$ 1,616,342	$ 1,583,934

Gables Residential				-19-
Capitalized Community Expenditures and Expensed Community Maintenance Costs
March 31, 2003
(Unaudited and amounts in thousands, except per home and square foot data)
						Categorization of YTD 2003 Additional Capitalized Value
					YTD 2003	Acquisitions,	Capital Expenditures			Recurring		YTD 2003
		Apartment	Real estate assets before		Additional	Development,	Recurring	Non-Recurring		Value		Maintenance
		Homes at	accumulated depreciation at		Capitalized	Renovation &	Value	and Value-		Retention Per		Expensed Per
Community Category and Description		3/31/2003	3/31/2003	12/31/2002	Value	Dispositions	Retention	Enhancing	Total	Home	Sq. Ft.	Home	Sq. Ft.
			(1)	(1)	(2)							(3)	(3)

A	Stabilized communities	18,124	$1,444,014	$1,409,606	$34,408	$30,490	$2,252	$1,666	$34,408	$124	$0.12	$220	$0.22

B	Renovation communities (4)	1,742	107,620	102,906	4,714	4,504	150	60	4,714	nm	nm	nm	nm

C	Triple net master lease communities	728	57,994	57,910	84	0	0	84	84	na	na	na	na

D	Development and lease-up communities	2,177	198,696	181,364	17,332	17,257	50	25	17,332	nm	nm	nm	nm

	Subtotal	22,771	1,808,324	1,751,786	56,538	52,251	2,452	1,835	56,538	$108	$0.10	$198	$0.19

E	Undeveloped land		13,271	12,951	320	320	0	0	320

F	Sold communities		0	17,247	-17,247	-17,264	17	0	-17,247

G	Investment in joint ventures	3,051	12,310	12,423	-113	-113	0	0	-113

	Grand total	25,822	$1,833,905	$1,794,407	$39,498	$35,194	$2,469	$1,835	$39,498

(1) Amounts are reflected based on the community category classification as of March 31, 2003. Accordingly, certain amounts in the
December 31, 2002 column have been reclassified to conform to the March 31, 2003 community category classification.

(2) Expenditures in excess of $1 for purchases of a new asset with a useful life in excess of one year and for replacements and repairs for replacements and repairs that extend the useful life of the asset are capitalized.

(3) Includes expensed maintenance, landscape and contract service costs associated with the ongoing maintenance and operation of the community. Such costs are included in property operating and maintenance expenses in the accompanying statements of operations.
The maintenance costs include payroll costs for internal maintenance personnel, supplies, materials, general maintenance costs and redecorating costs associated with the leasing of an apartment home such as interior painting and cleaning. Landscape and contract service costs include landscape contract services, flowers, mulch, tree-trimming and irrigation. The costs presented represent expensed costs for the period January 1, 2003 to March 31, 2003.

(4) Renovation communities include Gables Rock Springs, Gables Town Colony, Lakes at Indian Creek and Wildwood Gables.

GABLES RESIDENTIAL		-20-
Summary Balance Sheet Information for Gables' Unconsolidated Joint Ventures (JVs)
March 31, 2003
(Unaudited and amounts in thousands, except for property data)

                                              March 31, 2003

						December 31,
	Arbors of			CMS		2002
Balance Sheet Summary at JV Level	Harbortown	GRAP (1)	GRAP II (2)	Tennessee	Total	Total

Real estate assets	$ 16,256	$ 47,832	$ 103,893	$ 63,791	$ 231,772	$ 224,555
Less: accumulated depreciation	(4,849)	(5,902)	(2,934)	(5,825)	(19,510)	(17,497)
Net real estate assets	11,407	41,930	100,959	57,966	212,262	207,058
Other assets	3,425	926	1,515	2,382	8,248	8,990

Total assets	$ 14,832	$ 42,856	$ 102,474	$ 60,348	$ 220,510	$ 216,048

Mortgage debt	$ 16,350	$ 24,632	$ 59,069	$ 51,998	$ 152,049	$ 146,575
Other liabilities	559	277	3,746	828	5,410	6,492
Partners' capital	(2,077)	17,947	39,659	7,522	63,051	62,981

Total liabilities and partners' capital	$ 14,832	$ 42,856	$ 102,474	$ 60,348	$ 220,510	$ 216,048

Other Data:
Gables' ownership interest in JV	25.00%	20.00%	20.00%	8.26%

Gables' share of JV mortgage debt (3)	$ 4,088	$ 4,926	$ 11,814	$ 4,295	$ 25,123	$ 24,016
Gables' investment in JV	$ 556	$ 4,014	$ 8,051	$ (311)	$ 12,310	$ 12,423

Number of communities owned by JV	1	1	5	3	10	10
Number of apartment homes in operating and
development/lease-up communities owned by JV	345	435	1,153	1,118	3,051	3,051

(1) Abbreviated for Gables Residential Apartment Portfolio JV
(2) Abbreviated for Gables Residential Apartment Portfolio JV Two
(3) Represents mortgage debt for each JV multiplied by Gables' ownership interest in each such JV.

GABLES RESIDENTIAL		-21-
Portfolio Indebtedness Summary
March 31, 2003
(Unaudited and amounts in thousands)

			Interest	Total	Years to
Type of Indebtedness		Balance	Rate (1)	Rate (2)	Maturity

Fixed Rate:
Unsecured fixed-rate notes		$ 501,073	6.59%	6.59%	3.68
Secured fixed-rate notes		137,047	7.72%	7.72%	5.06
Unsecured tax-exempt fixed-rate loans		48,365	4.75%	4.75%	1.25
Secured tax-exempt fixed-rate loans		20,550	5.89%	6.68%	11.79

Total fixed-rate indebtedness		$ 707,035	6.66%	6.69%	4.02

Variable Rate:
Secured tax-exempt variable-rate loans		$ 170,955	1.18%	2.17%	3.34
Unsecured variable-rate credit facilities (3)		129,499	1.84%	1.84%	2.12
Secured variable-rate construction loans		7,384	3.24%	3.24%	2.50

Total variable-rate indebtedness		$ 307,838	1.51%	2.06%	2.81

Total portfolio debt (4), (5), (6)		$ 1,014,873	5.10%	5.28%	3.65

(1) Interest Rate represents the weighted average interest rate incurred on the indebtedness, exclusive of deferred financing cost amortization and credit enhancement fees, as applicable.

(2) Total Rate represents the Interest Rate (1) plus credit enhancement fees, as applicable.

(3) Gables' credit facilities bear interest at various spreads over LIBOR. For purposes of the years to maturity disclosure and the debt maturity disclosure in Note (6) below, all such indebtedness is presented using the May 2005 maturity date of Gables' $252,000 unsecured credit facility.

(4) Interest associated with construction activities is capitalized as a cost of development and does not impact current earnings. The qualifying construction expenditures at March 31, 2003 for purposes of interest capitalization were $141,643.

(5) Excludes (i) $16,350 of tax-exempt bonds related to a joint venture in which Gables owns a 25%
interest, (ii) $83,701 of indebtedness related to joint ventures in which Gables owns a 20% interest, and (iii) $51,998 of conventional indebtedness related to a joint venture in which Gables owns an
8.26% interest.

(6) Gables' debt maturities are as follows:

	Regularly Scheduled	Balloon Principal
	Principal Amortization	Payment due at
	Payments	Maturity	Total
2003	$ 1,389	$ -	$ 1,389
2004	1,667	76,759	78,426
2005	1,735	298,672	300,407
2006	1,654	203,240	204,894
2007	1,775	247,898	249,673
2008 and thereafter	14,190	165,894	180,084

Total	$ 22,410	$ 992,463	$ 1,014,873

GABLES RESIDENTIAL	-22-
Selected Financial Data
March 31, 2003
(Unaudited and amounts in thousands, except for per share data)

		Page	1st Qtr.	1st Qtr.	%
	Notes	Number (1)	2003	2002	Change

Total revenues	(2)	15	$ 60,531	$ 61,681	-1.9%
EBITDA	(2)	17	$ 34,407	$ 36,212	-5.0%

Income from continuing operations (net of preferred dividends)		11	$ 5,181	$ 23,547	-78.0%
Income from discontinued operations		11	$ 4,067	$ 2,206	84.4%
Net income available to common shareholders		11	$ 9,248	$ 25,753	-64.1%
Funds from operations (FFO)		12	$ 19,802	$ 22,627	-12.5%
Adjusted funds from operations (AFFO)		12	$ 17,333	$ 19,793	-12.4%

Diluted Per Common Share Information:
Income from continuing operations (net of preferred dividends)		11	$ 0.21	$ 0.96	-78.1%
Income from discontinued operations		11	$ 0.17	$ 0.09	88.9%
Net income available to common shareholders		11	$ 0.38	$ 1.04	-63.5%
Funds from operations (FFO)		12	$ 0.65	$ 0.74	-12.2%
Adjusted funds from operations (AFFO)		12	$ 0.57	$ 0.65	-12.3%

Interest expense and credit enhancement fees	(2)	15	$ 11,515	$ 10,315	11.6%
Debt service	(2)	17	$ 12,043	$ 11,407	5.6%
Preferred dividends to shareholders and unitholders		17	$ 1,922	$ 3,521	-45.4%
Interest coverage ratio		17	2.99	3.51	-14.8%
Debt service coverage ratio		17	2.86	3.17	-9.8%
Debt service and preferred dividend coverage ratio		17	2.46	2.43	1.2%
Capitalized interest		17	$ 2,103	$ 2,423	-13.2%

Gross operating margin for property operations		13	65.0%	66.3%	-2.0%

Dividends declared per common share		na	$ 0.6025	$ 0.6025	0.0%
Common share dividends as a % of FFO	(3)	na	92.7%	81.4%	13.9%
Common share dividends as a % of AFFO	(3)	na	105.7%	92.7%	14.0%

Gables Residential total return	(4), (6)	na	9.9%	7.0%	nm
NAREIT Equity Residential Apartment REIT Total Return Index	(5), (6)	na	-1.4%	4.4%	nm

			March 31,	December 31,
			2003	2002
Balance Sheet Information:
Construction in progress	(7)	18	$ 150,856	$ 129,159	16.8%
Total real estate assets, before accumulated depreciation		18	$ 1,833,905	$ 1,794,407	2.2%
Total assets		18	$ 1,616,342	$ 1,583,934	2.0%

Total debt outstanding		18	$ 1,014,873	$ 958,574	5.9%
Total qualifying construction expenditures	(8)	na	$ 141,643	$ 130,015	8.9%
Preferred shares and units at $25 liquidation preference		na	$ 94,500	$ 94,500	0.0%

Common shares outstanding		na	24,540	24,471	0.3%
Common units outstanding		na	5,801	5,811	-0.2%
Total common shares and units outstanding		na	30,341	30,282	0.2%

Closing common share price		na	$ 26.76	$ 24.93	7.3%

GABLES RESIDENTIAL -23- Notes to Selected Financial Data March 31, 2003 (Unaudited and amounts in thousands, except for per share information)

(1)	Reference is made to the page number within this press release for the reconciliation or source of the applicable selected financial data items.

(2)	Includes results attributable to both continuing and discontinued operations.

(3)	Common dividends per share as a percentage of FFO and AFFO is calculated using the basic per share data on page 11.

(4)	Total return is presented on a year-to-date basis for the periods presented. Such computations assume an investment in the Company's common shares on the first day of the year-to-date period presented and the reinvestment of dividends through the period presented.

(5)	The NAREIT Equity Residential Apartment REIT Total Return Index (the "NAREIT Apartment Index") is an industry index of 19 equity residential apartment REITs, including Gables. Total return is presented on a year-to-date basis for the periods presented. Such computations assume an investment in the index on the first day of the year-to-date period presented and the reinvestment of dividends through the period presented.

(6)	The long-term component of executives' and officers' incentive compensation is based on the annual total return to the Company's shareholders relative to the annual total return for the Company's competitors in its industry sector, as measured by the NAREIT Apartment Index.

(7)	Construction in progress represents total costs incurred on Gables' wholly-owned development communities and incremental costs incurred on Gables' wholly-owned renovation communities. A reclassification of such costs into operating real estate assets is not made until construction is 100% complete.

(8)	Interest associated with construction activities is capitalized as a cost of development and does not impact current earnings. The amounts reflected represent qualifying construction expenditures for purposes of interest capitalization.

GABLES RESIDENTIAL					-24-
Development/Lease-up Communities
March 31, 2003

		Number of	Total	Cost					Actual or Estimated Quarter of
		Apartment	Budgeted	To		Percent at March 31, 2003			Construction	Initial	Construction	Stabilized
Market	Community	Homes	Cost	Complete		Complete	Leased	Occupied	Start	Occupancy	End	Occupancy
			(millions)	(millions)

Wholly-Owned Development/Lease-up Communities:
Atlanta, GA	Gables Rock Springs-ph. 2 (1)	233	$ 25	$ 15		48%	--	--	2 Q 2002	3 Q 2003	3 Q 2004	4 Q 2004
Austin, TX	Gables Grandview	458	55	36		15%	--	--	1 Q 2003	1 Q 2004	4 Q 2004	2 Q 2005
Dallas, TX	Gables Ellis Street	245	45	2		95%	58%	46%	3 Q 2001	3 Q 2002	3 Q 2003	1 Q 2004
Dallas, TX	Gables State Thomas Ravello	290	48	4		95%	22%	4%	4 Q 2001	1 Q 2003	3 Q 2003	3 Q 2004
Houston, TX	Gables Augusta	312	33	24		9%	--	--	1 Q 2003	1 Q 2004	4 Q 2004	2 Q 2005
South FL	Gables Floresta	311	38	29		5%	--	--	1 Q 2003	1 Q 2004	4 Q 2004	2 Q 2005
Tampa, FL	Gables Beach Park	166	22	16		4%	--	--	1 Q 2003	4 Q 2003	2 Q 2004	3 Q 2004
Wholly-Owned totals		2,015	$ 266	$ 126

Co-Investment Development/Lease-up Communities (2):
Tampa, FL	Gables West Park Village II	297	$ 27	$ 7		78%	9%	7%	2 Q 2002	1 Q 2003	4 Q 2003	3 Q 2004
Tampa, FL	Gables West Park Village III	76	10	8		--	--	--	3 Q 2003	2 Q 2004	4 Q 2004	1 Q 2005
Co-Investment totals		373	$ 37	$ 15	(3)

Wholly-Owned Completed Communities in Lease-up:
Atlanta, GA	Gables Paces	80	$ 23			100%	89%	79%	3 Q 2000	1 Q 2002	2 Q 2002	2 Q 2003
Orlando, FL	Gables North Village	315	44			100%	95%	91%	4 Q 1999	4 Q 2000	2 Q 2002	2 Q 2003
Wholly-Owned totals		395	$ 67

Co-Investment Completed Communities in Lease-up (2):
Atlanta, GA	Gables Metropolitan II	274	$ 32			100%	89%	83%	1 Q 2001	2 Q 2002	4 Q 2002	2 Q 2003

(1) This community represents the reconstruction of 100 apartment homes previously owned and operated by Gables into 233 apartment homes.
(2) These communities are owned by the Gables Residential Apartment Portfolio Two Joint Venture.
(3) Construction loan proceeds are expected to fund $8 million of the costs to complete at March 31, 2003. The remaining costs will be funded by capital contributions to the venture from the venture partner and Gables in a funding ratio of 80% and 20%, respectively.

This disclosure contains "forward-looking statements" within the meaning of the federal securities laws. See the discussion under "Forward-Looking
Statements" in the press release narrative accompanying this disclosure for matters to be considered in this regard.

GABLES RESIDENTIAL		-25-
Stabilized Communities
March 31, 2003
		March 31,		March 31, 2003
	Number of	2003		Scheduled Rent per
Community	Homes	Occupancy		Home	Square Foot

Atlanta, GA
Briarcliff Gables	104	96%		$ 1,082	$ 0.87
Buckhead Gables	162	95%		750	0.99
Gables Cityscape	182	93%		877	1.06
Gables Metropolitan I (JV)	435	91%		1,105	0.99
Gables Mill	438	91%		761	0.82
Gables Montclair	183	93%		1,405	0.92
Gables Northcliff	82	95%		1,155	0.74
Gables Rock Springs I	188	95%		1,011	0.91
Gables Vinings	315	94%		950	0.89
Gables Walk	310	95%		985	0.83
Gables Wood Arbor	140	92%		654	0.72
Gables Wood Crossing	268	93%		671	0.70
Gables Wood Glen	380	92%		607	0.61
Gables Wood Knoll	312	96%		681	0.68
Lakes at Indian Creek	603	92%	(1)	633	0.69
Roswell Gables I	384	95%		806	0.74
Roswell Gables II	284	95%		806	0.68
Spalding Gables	252	94%		848	0.86
Wildwood Gables	546	92%	(1)	857	0.76
	5,568	93%		839	0.80
Houston, TX
Gables Austin Colony	237	92%		922	0.94
Gables Bradford Place	372	95%		745	0.87
Gables Bradford Pointe	360	95%		654	0.85
Gables Cityscape	252	95%		926	1.09
Gables CityWalk/Waterford Square	317	94%		922	1.14
Gables Edgewater	292	95%		841	0.95
Gables Lions Head	277	94%		769	0.91
Gables Metropolitan Uptown	318	96%		1,018	1.12
Gables Meyer Park I	345	91%		874	1.02
Gables Meyer Park II	296	92%		1,007	1.01
Gables of First Colony	324	94%		950	0.96
Gables Piney Point	246	93%		915	0.99
Gables Pin Oak Green	581	94%		960	0.94
Gables Pin Oak Park	474	92%		994	0.97
Gables Rivercrest I	140	95%		772	0.92
Gables Rivercrest II	140	96%		759	0.90
Gables Windmill Landing	259	96%		698	0.81
Gables White Oak (JV)	186	92%		950	1.09
	5,416	94%		881	0.97
South FL
Cotton Bay	444	97%		732	0.74
Gables Boca Place	180	85%		1,053	1.08
Gables Boynton Beach I	252	95%		906	0.76
Gables Boynton Beach II	296	96%		913	0.76
Gables Kings Colony	480	97%		849	0.95
Gables Mizner on the Green	246	90%		1,579	1.25
Gables Palma Vista	189	96%		1,562	1.08
Gables San Michele I	249	92%		1,469	1.10
Gables San Michele II	343	91%		1,437	1.04
Gables San Remo	180	97%		1,259	0.69
Gables Town Colony	172	79%	(1)	969	1.13
Gables Town Place	312	96%		854	1.02
Gables Wellington	222	91%		1,021	0.76

GABLES RESIDENTIAL		-26-
Stabilized Communities
March 31, 2003
(continued from previous page)
		March 31,	March 31, 2003
	Number of	2003	Scheduled Rent per
Community	Homes	Occupancy	Home		Square Foot

South FL (continued)
Hampton Lakes	300	97%	$ 790		$ 0.75
Hampton Place	368	95%	754		0.79
Mahogany Bay	328	96%	771		0.77
Vinings at Hampton Village	168	95%	828		0.69
	4,729	94%	1,006		0.89
Austin, TX
Gables at the Terrace	308	91%	993		1.05
Gables Barton Creek	160	96%	1,275		1.10
Gables Bluffstone	256	94%	933		0.95
Gables Central Park	273	90%	1,313		1.39
Gables Great Hills	276	94%	770		0.93
Gables Park Mesa	148	93%	1,084		0.99
Gables Town Lake	256	91%	1,270		1.36
Gables West Avenue	239	88%	1,300		1.51
	1,916	92%	1,104		1.16
Memphis, TN
Arbors of Harbortown (JV)	345	91%	832		0.84
Gables Cordova	464	93%	670		0.72
Gables Stonebridge (JV)	500	88%	690		0.78
	1,309	91%	720		0.78
Dallas, TX
Gables at Pearl Street	108	94%	1,268		1.16
Gables CityPlace	232	94%	1,347		1.28
Gables Mirabella	126	90%	1,141		1.25
Gables Spring Park	188	97%	927		0.88
Gables State Thomas Townhomes	177	95%	1,739		1.16
Gables Turtle Creek	150	97%	1,167		1.16
Gables Valley Ranch	319	94%	902		0.88
	1,300	94%	1,183		1.09
Nashville, TN
Brentwood Gables (JV)	254	87%	899		0.79
Gables Hendersonville (JV)	364	88%	672		0.71
Gables Hickory Hollow I	276	90%	636		0.71
Gables Hickory Hollow II	272	85%	636		0.67
	1,166	88%	704		0.72
Orlando, FL
Gables Celebration	231	83%	1,091		0.94
Gables Chatham Square	448	100%	----	(2)	----
The Commons at Little Lake Bryan	280	100%	----	(2)	----
	959	96%	1,091		0.94
Tampa, FL
Gables West Park Village I (JV)	320	94%	1,093		0.87
	320	94%	1,093		0.87
Washington, D.C.
Gables Dupont Circle	82	96%	2,590		2.66
	82	96%	2,590		2.66

TOTALS	22,765	93%	$ 927		$ 0.91

(1) This property is in renovation; therefore, occupancy is based on units available for lease.

(2) This property is leased to a single user group pursuant to a triple net master lease. Accordingly, scheduled rent data is not reflected as it is not comparable to the rest of Gables' portfolio.